SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20546

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

August 27, 2004

ADVANCED INTEGRATED MANAGEMENT SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

0-03685	87-0305395
(Commission File Number)	(IRS Employer Identification No.)

702 S. Illinois Avenue, Ste B-203, Oak Ridge, TN	37830
(Address of Principal Executive Offices)	(Zip Code)

(865) 482-9898

(Registrant's Telephone Number, Including Area Code)

CARMINA TECHNOLOGIES, INC.

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

BDO Dunwoody LLP, Chartered Accountants (the "Former Accountants") were dismissed on August 27, 2004 as Advanced Integrated Management Services, Inc.’s (the “Company”) independent auditors.  BDO Dunwoody LLP’s report dated June 18, 2004, on the Company's consolidated balance sheet as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that the Company has suffered recurring losses and its need to raise additional capital that raised substantial doubt about its ability to continue as a going concern.

In connection with the audit of the Company's consolidated financial statements, and in the subsequent interim period, there were no disagreements with the Former Accountants on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of the Former Accountant would have caused the Former Accountant to make reference to the matter in their report.

The Company has requested the Former Accountant to furnish the Company with a letter addressed to the Commission stating whether the Former Accountants agree with the above statements.  A copy of that letter, dated August 27, 2004 is filed as Exhibit 16 to this Form 8-K.

Hoskins & Company was engaged on August 27, 2004 as the Company's principal accountant to audit the financial statements of Advanced Integrated Management Services, Inc.  The decision to change accountants was recommended by the Audit Committee of the Company’s Board of Directors and approved by the entire Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither the Company nor anyone on its behalf consulted with Hoskins & Company regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Hoskins & Company provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Company's Former Accountants.

The Company has requested Hoskins & Company review the disclosure in this report on Form 8-K and provided Hoskins & Company the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Hoskins & Company does not agree with the statements made by the Company in this report.  Hoskins & Company has advised the Company that no such letter need be issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Name of Registrant)

Advanced Integrated Management Services, Inc.

Date:  August 27, 2004              /s/ Reginald Hall

                                                 ----------------------

                                                 By: Reginald Hall

                                                 Its: CEO, Director